UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2018

Alon USA Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35742	46-0810241
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 771-6701

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

As previously disclosed on November 8, 2017, Alon USA Partners, LP (“MLP”), a Delaware limited partnership and an indirect, partially owned subsidiary of Delek US Holdings, Inc., a Delaware corporation (“Parent”), and Alon USA Partners GP, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Parent (“MLP General Partner”, and together with MLP, the “MLP Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Parent and Sugarland Mergeco, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into MLP, with MLP being the surviving entity and an indirect, wholly owned subsidiary of Parent (the “Merger”).

As previously announced, the completion of the Merger is subject, among other conditions, to the delivery of written consents representing the affirmative vote or consent of holders of at least a majority of the outstanding common units of MLP. The board of directors of MLP General Partner set January 2, 2018 as the record date (the “Record Date”) for determining holders of MLP common units entitled to execute and deliver written consents with respect to the approval of the Merger Agreement and the Merger. As of the close of business on the Record Date, there were 62,529,328 MLP common units outstanding and entitled to vote with respect to the Merger Agreement and the Merger.

On January 8, 2018, Alon Assets, Inc., a wholly owned subsidiary of Parent, which as of the Record Date, beneficially owned 51,000,000 common units representing 81.6% of the outstanding common units of MLP, delivered a written consent adopting and approving in all respects the Merger Agreement and the transactions contemplated thereby, including the Merger. The delivery of this consent was sufficient to adopt the Merger Agreement and approve the acquisition by Merger Sub of MLP without the receipt of written consents from any other holder of MLP common units.

The deadline for the consent process expired at 5:00 p.m. (prevailing Eastern Time), on February 5, 2018. A summary of the voting results for the following proposal is set forth below:

1.              Approval of the Merger and adoption and approval of the Merger Agreement and the transactions contemplated thereby.

	Votes	Votes
Votes Approving	Disapproving	Abstaining
52,111,966	33,815	299,837

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA PARTNERS, LP

	By:	ALON USA PARTNERS GP, LLC
its general partner

	By:	/s/ Kevin Kremke
	Name:	Kevin Kremke
	Title:	Executive Vice President / Chief Financial Officer

DATED: February 5, 2018

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